288LAG4525/25.367878_4--Broadview  Fee  Pmt.  Agt.
288LAG4525/25.367878_4
                               INDIVIDUAL, INC.
                       8 New England Executive Park West
                             Burlington, MA 01803


                                        June  13,  1997

Broadview  Associates
950  Tower  Lane
18th  Floor
Foster  City,  California  94404-2130

ClariNet  Communications  Corp.
4880  Stevens  Creek  Boulevard
Suite  206
San  Jose,  California  95129

               RE:          PAYMENT  OF  BROADVIEW  SUCCESS  FEE
                            ------------------------------------

Ladies  and  Gentlemen:

     This letter (the "Fee Payment Agreement") is being delivered to you pursuant to Section 4.09 of that certain Agreement and Plan of Reorganization (the "Merger Agreement") dated as of June 13, 1997 among Individual, Inc. ("Individual"), CN Merger Corp., a wholly-owned subsidiary of Individual ("Merger Sub"), ClariNet Communications Corp. ("ClariNet") and certain shareholders of ClariNet, pursuant to which, subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into ClariNet, with ClariNet surviving as a wholly-owned subsidiary of Individual (the "Merger"). Any capitalized terms used herein without definition shall have the meanings given such terms in the Merger Agreement.

     Pursuant to an agreement dated August 29, 1996 between ClariNet and Broadview Associates ("Broadview") (the "Broadview/ClariNet Agreement"), ClariNet has agreed to pay Broadview a success fee in the amount of $500,000 (the "Success Fee") upon the consummation of the Merger. By this letter, Individual hereby agrees that, upon the consummation of the Merger, Individual shall assume the obligation and pay directly to Broadview the Success Fee, payable in Individual's sole discretion in cash, Buyer Stock or some combination of both, in full payment for all services rendered by Broadview to any Person in connection with the Merger, pursuant to the following terms and conditions:

     1.       Delivery of Initial Shares.  Upon the consummation of the Merger
              --------------------------
at the Effective Time, Individual shall issue and deliver to Broadview certificates representing 100,000 shares of Buyer Stock (the "Initial Shares"). The Initial Shares shall be subject to certain restrictions, conditions and limitations, as provided herein.

     2.        Full Cash Payment.  At any time on or before 5:00 p.m. (Eastern
               -----------------
Standard time) on the day that the shelf Registration Statement (the "Resale Registration Statement") which Individual is required to file with the Securities and Exchange Commission pursuant to the Registration Rights
Agreement (the "Registration Rights Agreement") dated as of June 18, 1997 among Individual, Broadview, ClariNet and certain shareholders of ClariNet is declared effective by the Securities and Exchange Commission (the
"Determination Date"), Individual may elect, in its sole discretion, by written notice to Broadview, to pay $500,000 in cash to Broadview in full and final payment of the Success Fee (the "Full Cash Payment"), in lieu of the Initial Shares. Upon Broadview's receipt of the Full Cash Payment from Individual, which shall be made by Individual not later than five (5) business days following the date of the foregoing election notice, the Initial Shares automatically shall be deemed to be canceled on the stock records of Individual and Broadview shall promptly return the certificates representing the Initial Shares to Individual for destruction. If the certificates representing the Initial Shares were lost, stolen or destroyed or if for any other reason Broadview fails to return the certificates representing the Initial Shares to Individual, Broadview hereby agrees that it will indemnify Individual and hold it harmless from any and all damages, losses, liabilities and other expenses incurred by Individual as a result of such failure of return, and, at the request of Individual, will sign a written indemnity agreement to that effect.

     3.          Partial  Cash Payment.  Alternatively, Individual may instead
                 ---------------------
elect, in its sole discretion, by written notice to Broadview delivered at any time on or before 5:00 p.m. (Eastern Standard Time) on the Determination Date, to pay Broadview an amount of cash less than $500,000 (the "Partial Cash Payment"), which shall be paid by Individual not later than 5 business days following the date of such notice, and which, together with the number of Initial Shares (and, if applicable, additional shares of Buyer Stock) to be retained by Broadview after the Determination Date in accordance with the following provisions, will constitute full and final payment of the Success
Fee:

          (A) In the event that the quotient (the "Partial Cash Adjustment Quotient") obtained by dividing (i) the difference between $500,000 and the amount of the Partial Cash Payment by (ii) the lower of (x) the average closing sale price of Buyer Stock on the Nasdaq National Market for the 30-day period ending on the day immediately preceding the Determination Date or (y) the average closing sale price of Buyer Stock on the Nasdaq National Market for the 5-day period ending on the day immediately preceding the Determination Date, is greater than the total number of Initial Shares, Individual shall issue and deliver to Broadview within five (5) business days after the Determination Date an additional number of shares of Buyer Stock equal to the difference between the Partial Cash Adjustment Quotient and the number of Initial Shares.

          (B) In the event that the Partial Cash Adjustment Quotient is less than the total number of Initial Shares, the number of Initial Shares equal to the difference between the total number of Initial Shares and the Partial Cash Adjustment Quotient shall automatically be canceled on the stock records of Individual as of the Determination Date and Broadview shall promptly return the certificates representing such number of Initial Shares to Individual for destruction. If Broadview does not return the certificates representing such Initial Shares to Individual for destruction because such certificates were lost, stolen or destroyed or for any other reason, Broadview hereby agrees that it will indemnify Individual and hold it harmless from any and all damages, losses, liabilities and other expenses incurred by Individual as a result of such failure of return, and, at the request of Individual, will sign a written indemnity agreement to that effect.

     4.          No  Cash  Payment.  If Individual does not elect by 5:00 p.m.
                 -----------------
(Eastern Standard time) on the Determination Date to deliver either the Full Cash Payment or a Partial Cash Payment to Broadview, Broadview shall retain the Initial Shares as full and final payment for the Success Fee, subject to either the issuance of additional shares of Buyer Stock to Broadview or the cancellation and return of certain of the Initial Shares to Individual, in accordance with the following:

          (A) In the event that the quotient (the "Stock Only Adjustment Quotient") obtained by dividing $500,000 by the lower of (i) the average closing sale price of Buyer Stock on the Nasdaq National Market for the 30-day period ending on the day immediately preceding the Determination Date or (ii) the average closing sale price of Buyer Stock on the Nasdaq National Market for the 5-day period ending on the day immediately preceding the Determination Date, is greater than the total number of Initial Shares, Individual shall issue and deliver to Broadview within five (5) business days after the Determination Date an additional number of shares of Buyer Stock equal to the difference between the Stock Only Adjustment Quotient and the number of Initial Shares.

          (B) In the event that the Stock Only Adjustment Quotient is less than the total number of Initial Shares, the number of Initial Shares equal to the difference between the total number of Initial Shares and the Stock Only Adjustment Quotient shall automatically be canceled on the stock records of Individual as of the Determination Date and Broadview shall promptly return the certificates representing such number of Initial Shares to Individual for destruction. If Broadview does not return the certificates representing such Initial Shares to Individual for destruction because such certificates were lost, stolen or destroyed or for any other reason, Broadview hereby agrees that it will indemnify Individual and hold it harmless from any and all damages, losses, liabilities and other expenses incurred by Individual as a result of such failure of return, and, at the request of Individual, will sign a written indemnity agreement to that effect.

     5.      Registration.  In the event that Individual elects not to deliver
             ------------
the Full Cash Payment provided for in paragraph 2, Individual shall include the Initial Shares, plus any additional shares of Buyer Stock issued to
                       ----
Broadview  in  accordance  with  paragraphs 3(A) or 4(A), or minus the Initial
                                                          --------
Shares canceled on the stock records of Individual and returned to Individual in accordance with paragraphs 3(B) or 4(B), as the case may be (in total, the "Final Shares"), in the Resale Registration Statement, subject to all of the terms and conditions set forth in the Registration Rights Agreement and the following additional terms:

          (A) In the event that (i) the Resale Registration Statement is not filed on or before October 1, 1997 (the "Initial Gross-up Date") and (ii) Broadview has not sold, agreed to sell, transferred, pledged, assigned or otherwise disposed of any of the Final Shares, then: (x) Individual will pay Broadview within five (5) business days after the Initial Gross-up Date an amount of cash equal to the difference between the Success Fee and any Partial Cash Payment that Individual previously paid to Broadview pursuant to the preceding paragraphs of this Fee Payment Agreement and (y) all of the Final Shares shall automatically be canceled on the stock records of Individual as of the Initial Gross-up Date and Broadview shall promptly return the certificates representing all such Final Shares to Individual for destruction. If Broadview does not return the certificates representing all such Final Shares to Individual for destruction because the certificates representing such Final Shares were lost, stolen or destroyed or for any other reason, Broadview hereby agrees that it will indemnify Individual and hold it harmless from any and all damages, losses, liabilities and other expenses incurred by Individual as a result of such failure of return, and, at the request of Individual, will sign a written indemnity agreement to that effect; and

          (B) In the event that the Resale Registration Statement is filed on or before October 1, 1997, but (i) the Resale Registration Statement is not declared effective by the Securities and Exchange Commission on or before November 15, 1997 (the "Final Gross-up Date") and (ii) Broadview has not sold, agreed to sell, transferred, pledged, assigned or otherwise disposed of any of the Final Shares, then: (x) Individual will pay Broadview within five (5) business days after the Final Gross-up Date an amount of cash equal to the difference between the Success Fee and any Partial Cash Payment that Individual previously paid to Broadview pursuant to the preceding paragraphs of this Fee Payment Agreement and (y) all of the Final Shares shall automatically be canceled on the stock records of Individual as of the Final Gross-up Date and Broadview shall promptly return the certificates representing all such Final Shares to Individual for destruction. If Broadview does not return the certificates representing all such Final Shares to Individual for destruction because the certificates representing such Final Shares were lost, stolen or destroyed or for any other reason, Broadview hereby agrees that it will indemnify Individual and hold it harmless from any and all damages, losses, liabilities and other expenses incurred by Individual as a result of such failure of return, and, at the request of Individual, will sign a written indemnity agreement to that effect.

     6.          Investment  Representations.
                 ---------------------------

          (A)     No Distribution(a)     No Distribution.  Any shares of Buyer
                  ---------------        ---------------
Stock acquired by Broadview hereunder are being acquired solely for the purpose of investment for Broadview's own accounts, and not with a view to, or for resale in connection with, any distribution of such shares; provided, however, that, subject to the terms and conditions contained in this Fee Payment Agreement and the Registration Rights Agreement, shares of Buyer Stock issued to Broadview hereunder may be included for registration in the Resale Registration Statement filed pursuant to the Registration Rights Agreement and sold pursuant thereto. Broadview is not a party to any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participation rights to any such Person or any third party with respect to such shares of Buyer Stock.

          (B)     Investor Qualification"(b)InvestorQualification".  Broadview
                  ----------------------    ---------------------
has such knowledge and experience in financial and business matters so as to enable Broadview to evaluate the merits and risks attendant to receipt of and investment in the Buyer Stock. Broadview is able to bear the risk of a complete loss of its investment in the Buyer Stock.

          (C)      Restrictions on Resale"(c)RestrictionsonResale".  Broadview
                   ----------------------    --------------------
acknowledges  and  understands  that:

               (i) Except as otherwise provided herein, the shares of Buyer Stock are being issued without registration under the 1933 Act based upon an exemption provided under the 1933 Act, and Broadview's representations contained in this Fee Payment Agreement are a material factor with respect to that exemption.

               (ii) The shares of Buyer Stock are "restricted securities" within the meaning of Rule 144 under the 1933 Act and as such may not be sold or disposed of other than pursuant to Rule 144, pursuant to an exemption from registration provided by the 1933 Act or pursuant to an effective registration statement thereunder.

               (iii) Broadview hereby consents to the placement on the certificates representing all of the shares of Buyer Stock issued to it hereunder of the 1933 Act Legend and a legend reflecting the restrictions imposed on such shares pursuant to this Fee Payment Agreement.

          (D)          Access  to  Information(D)       ACCESS TO INFORMATION.
                       -----------------------          ---------------------
Broadview acknowledges that it has had the opportunity to ask questions of and receive answers from officers and employees of Individual relating to the terms and conditions of this Fee Payment Agreement. Broadview has received and reviewed complete and accurate copies, as amended or supplemented, of the Buyer's SEC Reports. Broadview has had the opportunity to receive and review such other documents concerning Individual as Broadview has requested.

     7.     Pooling Lock-Up Agreement.  Broadview shall execute and deliver to
            -------------------------
Individual a pooling lock-up letter in substantially the form attached hereto as Annex A, pursuant to which Broadview shall agree, among other things, not
    --------
to sell or otherwise transfer any shares of Buyer Stock prior to twenty-four hours after the release by Individual of financial results covering at least 30 days of combined operations of Individual and ClariNet.

     8.      Expense Reimbursement; Complete Payment; Termination.  Individual
             ----------------------------------------------------
shall reimburse Broadview for up to $5,000.00 in out-of-pocket costs and expenses incurred by Broadview in connection with the Merger (the "Expense Reimbursement"). Other than the Expense Reimbursement, the Success Fee is the only compensation to which Broadview is entitled in connection with the consummation of the Merger, whether from Individual, ClariNet, or any other Person. If the Merger is not consummated for any reason, this Fee Payment Agreement shall terminate in its entirety and be of no further force or effect, and none of the parties hereto shall have any rights or obligations hereunder. Without limiting the generality of the preceding sentence, if the Merger is not consummated for any reason, Individual shall have no obligation to pay the Success Fee or make any other payment to or for the benefit of Broadview, whether in the form of cash, Buyer Stock or otherwise. Upon the consummation of the Merger, the Broadview/ClariNet Agreement shall terminate in its entirety and be of no further force or effect, and none of the parties to the Broadview/ClariNet Agreement shall have any rights or obligations thereunder.

     9.     Taxes.  Individual shall be entitled to comply with all applicable
            ------
Federal, State, local, and foreign tax payment, withholding and reporting requirements imposed by law in connection with the payment of the Success Fee.






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

     Please acknowledge your agreement to the terms and conditions set forth in this Fee Payment Agreement by signing below on the appropriate lines.


                              Sincerely,


                              Individual,  Inc.

                              By:  /s/  Robert  L.  Lentz
                                   ----------------------

                              Print  Name:  /s/  Robert  L.  Lentz
                                            ----------------------

                              Title: Senior Vice President, Finance and Administration, Chief Financial Officer, Treasurer and Secretary




AGREED  TO  AND  ACCEPTED  BY:

BROADVIEW  ASSOCIATES

By:  /s/  Stephen  S.  Smith
     -----------------------

Print  Name:  /s/  Stephen  S.  Smith
            -------------------------

Title:Managing  Director
      ------------------




CLARINET  COMMUNICATIONS  CORP.

By:  /s/  Roy  Folk
     --------------

Print  Name:  /s/  Roy  Folk
            ----------------

Title:President
      ---------

                                                                        ------
                                                                       Annex A
                                                                       -------

                           Broadview Pooling Lock-Up

                           POOLING LOCK-UP AGREEMENT

                                   June  13,  1997


INDIVIDUAL,  INC.
8  New  England  Executive  Park  West
Burlington,  MA  01803

Ladies  and  Gentlemen:

     Pursuant to the terms of the Agreement and Plan of Reorganization dated as of June 13, 1997 (the "Agreement"), among INDIVIDUAL, INC., a Delaware corporation ("Parent"), CN MERGER CORP., a Delaware corporation and wholly-owned subsidiary of Parent ("Merger Sub"), and ClariNet Communications Corp., a California corporation (the "Company"), Parent will acquire the Company through the merger of Merger Sub with and into the Company (the "Merger"). Subject to the terms and conditions of the Agreement, at the Effective Time (as defined in the Agreement), outstanding shares of the Common Stock, no par value per share, of the Company (the "Company Common Stock") will be converted into the right to receive shares of the Common Stock, $.01 par value per share, of Parent (the "Parent Common Stock"), on the basis described in the Agreement. Capitalized terms used herein without definition shall have the meanings given such terms in the Agreement.

     In addition, pursuant to the terms and conditions of the Fee Payment Agreement dated as of June 13, 1997 among Parent, the undersigned and the Company (the "Fee Payment Agreement"), the Parent has agreed to issue to the undersigned at the Effective Time shares of Parent Common Stock. In consideration for the receipt of such shares, pursuant to Section 5 of the Fee Payment Agreement, the undersigned has agreed to execute and deliver to Parent this Pooling Lock-Up Agreement (the "Pooling Lock-Up Agreement").

     The undersigned understands that the representations, warranties and covenants set forth herein will be relied upon by Parent, stockholders of Parent, the Company, other shareholders of the Company and their respective counsel and accountants.

     The  undersigned  represents and warrants to and agrees with Parent that:

     1. The undersigned has full power to execute and deliver this Pooling Lock-Up Agreement and to make the representations and warranties herein and to perform its obligations hereunder;

     2. The undersigned has carefully read this Pooling Lock-Up Agreement and the Agreement and discussed the requirements and other applicable limitations upon its ability to sell, transfer or otherwise dispose of Parent Common Stock to the extent the undersigned felt necessary, with its counsel or counsel for the Company.

     3. The undersigned shall not make any sale, transfer or other disposition of Parent Common Stock in violation of the Act or the Rules and Regulations.

     4. Except as otherwise provided in the Agreement, the Fee Payment Agreement or the other Ancillary Agreements, Parent is under no obligation to register the sale, transfer or other disposition of Parent Common Stock by the undersigned or on its behalf under the Act or to take any other action necessary in order to make compliance with an exemption from such registration available.

     5. Parent, in its sole discretion, may cause stop transfer orders to be placed with the transfer agent with respect to the undersigned's shares of Parent Common Stock and may cause legends to be placed on the certificate(s) representing such shares relating to this Pooling Lock-up Agreement, the Fee Payment Agreement and other transfer restrictions applicable to such shares.

     6. The undersigned has not at any time since May 10, 1997 or in contemplation of the Merger engaged, and will not, after the Effective Time (as defined in the Agreement) and until such time as results covering at least 30 days of combined operations of the Company and Parent have been published by Parent, in the form of a quarterly or annual earnings report, an effective registration statement filed with the Commission, a report to the Commission on Form 10-K, 10-Q or 8-K, or any other public filing or announcement (including a press release) which includes the combined results of operations, engage, in any sale, exchange, transfer, pledge, disposition of or grant of any option, the establishment of any "short" or put-equivalent position with respect to or the entry into any similar transaction intended to reduce the risk of the undersigned's risk of ownership of or investment in, any of the following:

     (a) any shares of Parent Common Stock which the undersigned acquires in connection with the Merger and Fee Payment Agreement, or any securities which may be paid as a dividend or otherwise distributed thereon or with respect thereto or issued or delivered in exchange or substitution therefor (all such shares and other securities being referred to herein, collectively, as "Restricted Securities"), or any option, right or other interest with respect to any Restricted Securities;

(b)          any  Company  Securities;  or

     (c) any shares of Company Common Stock or other Company equity securities which the undersigned purchases or otherwise acquires after the execution of this Pooling Lock-up Agreement.

     7. As promptly as practicable following the Merger, Parent shall publish financial results covering at least 30 days of combined operations of the Company and Parent in the form of a quarterly or annual earnings report, an effective registration statement filed with the Commission, a report to the Commission on Form 10-K, 10-Q or 8-K, or any other public filing or announcement (including a press release) which includes the combined results of operations of the Company and Parent; provided, however, that Parent shall be under no obligation to publish any such financial information other than with respect to a fiscal quarter of Parent.









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
Very  truly  yours,



BROADVIEW  ASSOCIATES


By:  /s/  Javier  E.  Rojas__
   --------------------------


Print  Name:  /s/  Javier  E.  Rojas__
            --------------------------


Title:  Managing  Director
      --------------------












Accepted  this  18th  day  of
June,  1997,  by:

INDIVIDUAL,  INC.

By:    /s/  Robert  L.  Lentz
       ----------------------
     Name:  Robert  L.  Lentz
     Title:  Senior  Vice  President,  Finance  and
          Administration,  Chief  Financial  Officer,
          Treasurer  and  Secretary